                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                  ------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)            July 31, 1997
                                                 -------------------------------



                             Cayenne Software. Inc.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      Massachusetts                 0-19682                      04-2784044
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
       OF INCORPORATION)            FILE NUMBER)             IDENTIFICATION NO.)



8 New England Executive Park, Burlington, Massachusetts                    01803
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



Registrant's telephone number, including area code          (617) 273-9003
                                                   -----------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS.

      This statement is filed to satisfy a requirement of The Nasdaq Stock Market, Inc. that the registrant, Cayenne Software, Inc. ("Cayenne") make a public filing on or before August 31, 1997 containing a pro forma balance sheet as at July 31, 1997 and demonstrating compliance with all criteria for continued inclusion for listing on the Nasdaq National Market.

      The required balance sheet is set forth in Item 7(b) below. It reflects pro forma the addition to equity resulting from a private placement of $5,000,000 in shares of Series D Convertible Preferred Stock consummated on August 28, 1997, and shows that Cayenne has pro forma net tangible assets exceeding $4,500,000.

      In addition, Cayenne meets the quantitative NMS maintenance criteria provided in Nasdaq Rule 4450 as follows:


Shares publicly held (total outstanding less shares held by          15,926,199
directors and officers) at August 27, 1997

Market value of publicly held shares @ $2 9/16                      $40,810,884

Record shareholders                                                         617

Authorized Nasdaq market makers                                              25



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)    Financial Statements of Business Acquired.

       Not applicable.

       (b)    Pro Forma Financial Information.


                             CAYENNE SOFTWARE, INC.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                 (IN THOUSANDS)


                                                                                                     PRO FORMA
                                                                        JULY 31,      PRO FORMA       JULY 31,
                              ASSETS                                      1997        ADJUSTMENT       1997
-----------------------------------------------------------------       --------      ----------     ----------

Current assets:
     Cash and cash equivalents...................................      $ 5,324           5,000         $10,324

     Trade accounts receivable, less allowance for sales
       returns and doubtful accounts of $619 at July 31, 1997 ...       11,777                          11,777
     Prepaid expenses and other current assets...................        1,540                           1,540
                                                                       -------           -----         -------
          Total current assets...................................       18,641           5,000          23,641
Property and equipment, less accumulated depreciation and
  amortization...................................................        2,614                           2,614
Capitalized software costs, less accumulated amortization
  of $359 at July 31, 1997 ......................................          441                             441
Other assets.....................................................          644                             644
                                                                       -------                         -------



Total assets.....................................................      $  22,340        $5,000       $  27,340
                                                                       ---------        ------       ---------

     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

     Short term debt.............................................      $   3,266                     $   3,266

     Accounts payable............................................          1,908                         1,908

     Accrued expenses............................................            895                           895

     Accrued compensation and benefits...........................          2,797                         2,797

     Accrued restructuring costs.................................            668                           668

     Income and other taxes payable..............................            764                           764

     Obligations under capital lease.............................            459                           459

     Deferred revenue............................................          9,157                         9,157
                                                                       ---------                     ---------
          Total current liabilities..............................         19,914                        19,914

Obligations under capital lease..................................            324                           324

Commitments and contingencies

Stockholders' equity (deficit):
     Series C Convertible Preferred Stock, $1.00 par value
     per share, 150 shares authorized, 100 issued and
     outstanding at July 31, 1997................................            100                           100

     Series D Convertible Preferred Stock, $1.00 par value
     per share, 300 shares authorized, 250 issued and
     outstanding at August 31, 1997 .............................                          250             250

     Common Stock $.01 par value per share; 52,400 shares
      authorized; 18,807 shares issued and outstanding at
      July 31, 1997..............................................            188                           188

     Additional paid-in capital..................................        108,299         4,750         113,049

     Accumulated deficit.........................................       (106,103)                     (106,103)

     Accumulated translation adjustments.........................           (382)                         (382)
                                                                       ---------        ------       ---------
     Stockholders' equity .......................................          2,102         5,000           7,102
                                                                       ---------        ------       ---------
Total liabilities and stockholders' equity ......................      $  22,340        $5,000       $  27,340
                                                                       ---------        ------       ---------


    Notes are an integral part of the consolidated financial statements.

       (c)    Exhibits.

       Not applicable.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CAYENNE SOFTWARE, INC.



Date: August 29, 1997                         By: /s/ Frederick H. Phillips
                                                  ----------------------------
                                                  Frederick H. Phillips
                                                  Chief Financial Officer





                                       -3-